UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 6, 2025

Date of Report (date of earliest event reported)

Cyclacel Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Connell Drive, Suite 1500

Berkeley Heights, NJ 07922

(Address of principal executive offices) (Zip code)

(908) 517-7330

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYCC	The Nasdaq Capital Market
Preferred Stock, $0.001 par value	CYCCP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modifications to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Amendments (as defined below) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended Series C Convertible Preferred Stock Certificate of Designation

At a special meeting of stockholders held on February 6, 2025 (the “Special Meeting”), the stockholders of Cyclacel Pharmaceuticals, Inc. (the “Company”) approved an amendment (the “Series C Amendment”) to the Company’s certificate of designation designating the rights, preferences and limitations of the Company’s Series C Convertible Preferred Stock (the “Series C Certificate of Designation”). As described in the Company’s proxy statement for the Special Meeting, the Series C Certificate of Designation provided that the Series C Convertible Preferred Stock could not be converted or voted in a manner that would result in the holder or his or her transferees or their affiliates holding or voting more than the lower of (i) the maximum percentage of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion of the Series C Convertible Preferred Stock that could be issued to the holder without requiring a vote of the stockholders of the Company under the rules and regulations of The Nasdaq Stock Market and (ii) 5% of the number of shares of common stock outstanding immediately before the original issue date (the “Series C Ownership Limitation”), prior to the date that the Company’s stockholders approved the issuance of shares of common stock to the holder thereof. The Series C Amendment removes such Series C Ownership Limitation so that the shares of Series C Convertible Preferred Stock may be converted and voted without regard to such Series C Ownership Limitation.

Following the approval of the Series C Amendment at the Special Meeting, the Company filed the Series C Amendment with the Secretary of State of the State of Delaware on February 10, 2025. Except for the removal of the Series C Ownership Limitation, the Series C Amendment does not make any other changes to the Series C Certificate of Designation.

Amended Series D Convertible Preferred Stock Certificate of Designation

Additionally, on February 6, 2025, the Company’s board of directors (the “Board”) and David Lazar approved an amendment to the Company’s Series D Convertible Preferred Stock (the “Series D Amendment”) to the Company’s certificate of designation designating the rights, preferences and limitations of the Company’s Series D Convertible Preferred Stock (the “Series D Certificate of Designation” and together with the Series C Certificate of Designation, the “Certificates of Designation”) prior to the issuance of any shares of Series D Convertible Preferred Stock. The Series D Certificate of Designation provided that the Series D Convertible Preferred Stock could not be converted or voted in a manner that would result in the holder or his or her transferees or their affiliates holding or voting more than the lower of (i) the maximum percentage of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion of the Series D Convertible Preferred Stock that could be issued to the holder thereof without requiring a vote of the stockholders of the Company under the rules and regulations of The Nasdaq Stock Market and (ii) 49.99% of the number of shares of the common stock outstanding immediately before the original issue date (the “Series D Ownership Limitation”), prior to the date that the Company’s stockholders approve the issuance of shares of common stock to the holder thereof. The Series D Amendment removes such Series D Ownership Limitation so that the shares of Series D Convertible Preferred Stock may be converted and voted without regard to such Series D Ownership Limitation. Following the Series D Amendment, the Company issued 2,100,000 shares of Series D Convertible Preferred Stock to David Lazar pursuant to the Securities Purchase Agreement, dated as of January 2, 2025, by and between the Company and David Lazar, which was previously filed with a current report on Form 8-K filed by the Company with the United States Securities and Exchange Commission (the “SEC”) on January 6, 2025.

The Company filed the Series D Amendment with the Secretary of State of the State of Delaware on February 6, 2025. Except for the removal of the Series D Ownership Limitation and related definitions, the Series D Amendment does not make any other changes to the Series D Certificate of Designation.

Certificate of Amendment of the Amended and Restated Certificate of Incorporation

At the Special Meeting, the stockholders of the Company also approved an amendment (the “Charter Amendment” and together with the Series C Amendment and the Series D Amendment, the “Amendments”) to the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to amend Section A, Article IV of the Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock that may be issued from one hundred million shares (100,000,000) to two-hundred fifty million shares (250,000,000), as described in the Company’s proxy statement for the Special Meeting. The Charter Amendment was filed with the Secretary of State of the State of Delaware on February 10, 2025 and became effective on such date.

The foregoing descriptions of the Certificates of Designation and the Amendments do not purport to be complete and are qualified in their entirety by reference to the full text of (a) the forms of the Certificates of Designation which were previously filed as Exhibits 3.1 and 3.2 to the Company’s current report on Form 8-K which was originally filed with the SEC on January 6, 2025, which is incorporated herein by reference and (b) the Amendments, which are filed as Exhibits 3.2, 3.4 and 3.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1*	Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (previously filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, originally filed with the SEC on January 6, 2025, and incorporated herein by reference)
3.2	Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series C Preferred Stock filed with the Secretary of State of the State of Delaware on February 10, 2025
3.3*	Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock (previously filed as Exhibit 3.2 to the Registrant’s Current Report on Form 8-K, originally filed with the SEC on January 6, 2025, and incorporated herein by reference)
3.4	Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on February 6, 2025
3.5	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Cyclacel Pharmaceuticals, Inc. filed with the Secretary of State of the State of Delaware on February 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 12, 2025	Cyclacel Pharmaceuticals, Inc.

	By:	/s/ David E. Lazar
		Name:	David E. Lazar
		Title:	Interim Chief Executive Officer

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